UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  ---------------

        Date of Report (Date of earliest event reported):  April 2, 2010

                          CORNERSTONE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


             Tennessee                 000-30497            62-1173944
             ---------                 ---------            ----------
    (State or other jurisdiction   (Commission File       (IRS Employer
         of incorporation)              Number)         Identification No.)


                835 Georgia Avenue, Chattanooga, Tennessee 37402
         -------------------------------------------------------------
         (Address of principal executive offices)           (zip code)


                                 (423) 385-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01     Entry  into  a  Material  Definitive  Agreement.

     On April 2, 2010, Cornerstone Community Bank (the "Bank"), the wholly owned subsidiary bank of Cornerstone Bancshares, Inc. (the "Company"), entered into a Stipulation to the Issuance of a Consent Order (the "Stipulation") with the Federal Deposit Insurance Corporation (the "FDIC"). Pursuant to the Stipulation, the Bank has consented, without admitting or denying any charges of unsafe or unsound banking practices or violations of law or regulations, to the issuance of a Consent Order (the "Order") by the FDIC, also effective as of April 2, 2010. On April 5, 2010, the Bank also executed a written agreement (the "Agreement") that is expected to become effective upon counter-execution by the Tennessee Department of Financial Institutions ("TDFI").

     The Order and the Agreement (collectively, the "Action Plans") contain substantially similar terms and are based on the findings of the FDIC and TDFI during their joint examination of the Bank commenced on October 8, 2009 (the "Examination"), as disclosed in the Joint Report of Examination (the "Report"). The Order and the Agreement represent agreements between the Bank, on the one hand, and the FDIC and the TDFI, respectively, on the other hand, as to areas of the Bank's operations that warrant improvement and present plans for making those improvements. The Action Plans impose no fines or penalties on the Bank.

     Under the terms of each Action Plan, the Bank cannot declare or pay cash dividends without the prior written consent of certain officials of the FDIC and the TDFI (the "Joint Officials"). In addition, the Bank is restricted from extending additional credit to certain borrowers whose existing credit has been classified as "loss," "doubtful" or "substandard" or has been charged off the books of the Banks and, in each case, is uncollected. The Action Plans further require, at varying times following their respective effective dates, the Bank (or its Board of Directors, as appropriate), among other things, to (i) establish a committee comprised of a majority of non-employee directors to oversee the Bank's compliance with the Action Plans; (ii) prepare and implement a written capital plan to increase the Bank's Tier I Capital and achieve and maintain specified capital ratios, containing a contingency plan (including a plan to sell or merge the Bank) for implementation upon written notice from the Joint Officials in certain events; (iii) retain a bank consultant to develop a written management and staffing plan for implementation by the Bank; (iv) develop and implement specified policies and/or procedures addressing interest rate risk, appraisal weaknesses and credit underwriting and loan administration deficiencies; (v) develop and implement a written plan addressing liquidity and related measures and objectives; (vi) eliminate certain assets classified as "loss" by the FDIC or the TDFI; (vii) formulate and implement certain written plans, including an annual profit plan and budget, a comprehensive strategic plan, a plan to reduce certain impaired assets identified during the Examination, and a plan for the reduction and collection of delinquent loans;
(viii) implement a system of monitoring loan documentation exceptions on an ongoing basis and implement procedures designed to reduce their future occurrence; and (ix) eliminate and/or correct the deficiencies and technical exceptions, violations of law and regulation and contraventions of policy noted in the Report. The Agreement would further require the Bank to develop and implement a written plan for the continued administration of its IT risk management practices and controls.

     The Bank is required to provide written progress reports to the Joint Officials on a quarterly basis until such time as the requirements of the Action Plans have been accomplished and the FDIC has released the Bank in writing from such obligation. The Order and the Agreement (once fully executed) will remain in effect until modified or terminated by the FDIC or the TDFI, respectively.

     The foregoing descriptions of the Stipulation and the Order are not complete and are qualified in their entirety by reference to the Stipulation and Order, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item  8.01     Other  Events.

     As a result of the Examination, the Company has received a letter dated March 30, 2010 from its primary banking regulator, the Federal Reserve Bank of Atlanta (the "FRBA"). The letter directs the Company to obtain the FRBA's written approval before the Company (i) incurs any indebtedness; (ii) declares or pays any dividends; (iii) redeems any corporate stock; or (iv) makes any other payment representing a reduction in its capital, except for the payment of normal and routine operating expenses. The letter notes that the condition of the Bank has caused the Company to be in "troubled condition" under Regulation
Y. As a result, notice to the FRBA is required before the Company undertakes any changes in senior executive management or directorships, and approval of the FRBA (with the written concurrence of the FDIC) must be obtained before the Company grants or enters into any agreement to provide a golden parachute or severance payment.

Item  9.01     Financial  Statements  and  Exhibits.

     (d)     Exhibits

     10.1 Stipulation to the Issuance of a Consent Order dated April 2, 2010 between Cornerstone Community Bank and a representative of the Legal Division of the Federal Deposit and Insurance Corporation (FDIC-10-037b).

     10.2 Consent Order dated April 2, 2010 issued by the Federal Deposit and Insurance Corporation (FDIC-10-037b).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CORNERSTONE BANCSHARES, INC.


Date:     April 8, 2010               By: /s/ Nathaniel F. Hughes
                                          --------------------------------------
                                          Nathaniel F. Hughes
                                          President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit No.    Exhibit Description
-----------    -------------------

10.1 Stipulation to the Issuance of a Consent Order dated April 2, 2010 between Cornerstone Community Bank and a representative of the Legal Division of the Federal Deposit and Insurance Corporation (FDIC-10-037b).

10.2 Consent Order dated April 2, 2010 issued by the Federal Deposit and Insurance Corporation (FDIC-10-037b).